Exhibit 99.1

Taboola to Become Publicly Traded Following Business Combination with ION Acquisition Corp. 1 Ltd.

IACA shareholders voted to approve the proposed business combination in a special meeting today.

NEW YORK, NY – June 28, 2021 - ION Acquisition Corp. 1, Ltd. (“ION”) (NYSE:IACA) a special purpose acquisition company, announced today that its shareholders voted to approve the previously announced business combination with Taboola.com Ltd (“Taboola” or the “Company”), the leading recommendation platform for the open web, at its Extraordinary General Meeting held on June 28, 2021. Approximately 99% of the votes cast at the meeting voted to approve the transaction.

In connection with the previously announced business combination, holders of ION Class A ordinary shares reflecting approximately 7% of outstanding Class A Ordinary Shares exercised their right to redeem their shares.

The closing of the business combination is expected to take place on June 29. The transaction will generate approximately $526 million of proceeds upon closing, given the very low redemptions by ION shareholders. Following the closing, the Company’s ordinary shares and warrants will begin trading on the Nasdaq Global Select Market (“Nasdaq”) beginning on June 30 under the ticker symbols “TBLA” and “TBLAW” respectively.

“We believe Taboola has a unique combination of an outstanding leadership team, vast market opportunity and an attractive business model that combines growth with high profitability”, said Gilad Shany, CEO of ION. “We were thrilled to discover our shareholders hold the same view through their overwhelming support for our business combination”, continued Gilad. “We look forward to the next phase of our partnership with Taboola as it commences its journey in the public markets and further cements its leadership position in the Open Web.”

Important Information

Neither the SEC, any state securities commission or the Israel Securities Authority has approved or disapproved of the securities to be issued in connection with the Business Combination, or determined if the Registration Statement is accurate or adequate.

Note Regarding Forward-Looking Statements

Certain statements in this press release are forward-looking statements. Forward-looking statements generally relate to future events including future financial or operating performance of Taboola. In some cases, you can identify forward-looking statements by terminology such as “may”, “should”, “expect”, “intend”, “will”, “estimate”, “anticipate”, “believe”, “predict”, “potential” or “continue”, or the negatives of these terms or variations of them or similar terminology. Such forward-looking statements are subject to risks, uncertainties, and other factors which could cause actual results to differ materially from those expressed or implied by such forward looking statements.

These forward-looking statements are based upon estimates and assumptions that, while considered reasonable by the Company and its management, are inherently uncertain. Uncertainties and risk factors that could affect the Company’s future performance and cause results to differ from the forward-looking statements in this presentation include, but are not limited to: the occurrence of any event, change or other circumstances that could give rise to the termination of the proposed transaction involving the Company and ION (such transaction, the “Business Combination”); the outcome of any legal proceedings that may be instituted against ION or the Company, the combined company or others following the announcement of the Business Combination; the inability to complete the Business Combination due to the failure to obtain approval of the shareholders of ION or to satisfy other conditions to closing; changes to the proposed structure of the Business Combination that may be required or appropriate as a result of applicable laws or regulations or as a condition to obtaining regulatory approval of the Business Combination; the ability to meet stock exchange listing standards following the consummation of the Business Combination; the risk that the Business Combination disrupts current plans and operations of ION or the Company as a result of the announcement and consummation of the Business Combination; the ability to recognize the anticipated benefits of the Business Combination, which may be affected by, among other things, competition, the ability of the combined company to grow and manage growth profitably, maintain relationships with customers and retain its management and key employees; costs related to the Business Combination; changes in applicable laws or regulations; the Company’s estimates of expenses and profitability and underlying assumptions with respect to shareholder redemptions and purchase price and other adjustments; ability to attract new digital properties and advertisers; ability to meet minimum guarantee requirements in contracts with digital properties; intense competition in the digital advertising space, including with competitors who have significantly more resources; ability to grow and scale the Company’s ad and content platform through new relationships with advertisers and digital properties; ability to secure high quality content from digital properties; ability to maintain relationships with current advertiser and digital property partners; ability to make continued investments in the Company’s AI-powered technology platform; the need to attract, train and retain highly-skilled technical workforce; changes in the regulation of, or market practice with respect to, “third party cookies” and its impact on digital advertising; continued engagement by users who interact with the Company’s platform on various digital properties; the impact of the ongoing COVID-19 pandemic; reliance on a limited number of partners for a significant portion of the Company’s revenue; changes in laws and regulations related to privacy, data protection, advertising regulation, competition and other areas related to digital advertising; ability to enforce, protect and maintain intellectual property rights; and risks related to the fact that we are incorporated in Israel and governed by Israeli law; and other risks and uncertainties set forth in the sections entitled “Risk Factors” and “Cautionary Note Regarding Forward-Looking Statements” in ION’s final prospectus relating to its initial public offering dated October 1, 2020, in the preliminary proxy statement/prospectus subject to completion relating to the Business Combination filed with the SEC by Taboola on Form F-4, and in subsequent filings with the SEC.

Nothing in this press release should be regarded as a representation by any person that the forward-looking statements set forth herein will be achieved or that any of the contemplated results of such forward-looking statements will be achieved. You should not place undue reliance on these forward-looking statements, which speak only as of the date they were made. Neither ION nor the Company undertakes any duty to update these forward-looking statements except as may be required by law.

Additional Information

This communication is being made in respect of the proposed transaction involving Taboola and ION. This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. In connection with the proposed transaction, Taboola has filed with the SEC a registration statement on Form F-4 that includes a preliminary proxy statement/prospectus subject to completion in connection with ION’s solicitation of proxies for the vote by ION’s shareholders with respect to the proposed transaction and other matters as may be described in the registration statement. Taboola and ION also plan to file other documents with the SEC regarding the proposed transaction and a definitive proxy statement/prospectus will be made available or mailed to holders of shares of ION’s Class A ordinary shares. BEFORE MAKING ANY VOTING OR INVESTMENT DECISION, INVESTORS ARE URGED TO READ THE FORM F-4 AND THE PROXY STATEMENT/PROSPECTUS REGARDING THE PROPOSED TRANSACTION AND ANY OTHER RELEVANT DOCUMENTS CAREFULLY IN THEIR ENTIRETY BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. The preliminary proxy statement/prospectus, as well as other filings containing information about Taboola and ION are available without charge at the SEC’s Internet site (http://www.sec.gov). Copies of the definitive proxy statement/prospectus can also be obtained without charge, from Taboola’s website at http://www.taboola.com. Copies of the definitive proxy statement/prospectus can be obtained, when available, without charge, from ION’s website at http://www.ion-am.com/spac.

Participants in the Solicitations

Taboola, ION and certain of their respective directors, executive officers and other members of management and employees may, under SEC rules, be deemed to be participants in the solicitation of proxies from ION’s shareholders in connection with the proposed transaction. You can find more information about ION’s directors and executive officers in ION’s final prospectus dated October 1, 2020 and filed with the SEC on October 5, 2020. Additional information regarding the participants in the proxy solicitation and a description of their direct and indirect interests is included in the proxy statement/prospectus filed with the SEC on Form F-4. Shareholders, potential investors and other interested persons should read the proxy statement/prospectus carefully when it becomes available before making any voting or investment decisions. You may obtain free copies of these documents from the sources indicated above.

No Offer or Solicitation

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities, or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of section 10 of the Securities Act, or an exemption therefrom.

About Taboola

Taboola powers recommendations for the open web, helping people discover things they may like. The company’s platform, powered by artificial intelligence, is used by digital properties, including websites, devices and mobile apps, to drive monetization and user engagement. Taboola has long-term partnerships with some of the top digital properties in the world, including CNBC, NBC News, Business Insider, The Independent and El Mundo. More than 13,000 advertisers use Taboola to reach over 500 million daily active users in a brand-safe environment. The company has offices in 18 cities worldwide, including New York and Tel Aviv.

Learn more at www.taboola.com and follow @taboola on Twitter.

About ION

ION is a special purpose acquisition company incorporated for the purpose of effecting a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses. While ION may pursue a business combination target in any business or industry, ION intends to focus on the rapidly growing universe of Israeli companies and entrepreneurs that apply technology and innovation to our everyday lives. ION is sponsored by ION Holdings 1, LP, an affiliate of ION Asset Management Ltd.

Learn more at www.ion-am.com/spac.

Contacts

Investors:

Jennifer Horsley

investors@taboola.com

Press:

Ran Gishri

press@taboola.com

ION Acquisition Corp 1 Ltd:

Avrom Gilbert

avrom@ion-am.com

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